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                                                               EXHIBIT (a)(1)(F)

                              NOTICE OF WITHDRAWAL

                                       OF
                               PREVIOUSLY TENDERED
                          LIMITED PARTNERSHIP UNITS OF
             AMERICAN RETIREMENT VILLAS PROPERTIES II, A CALIFORNIA
                               LIMITED PARTNERSHIP

                                       TO
                            ARVP II ACQUISITION, L.P.


TO: ARVP II ACQUISITION, L.P.
C/O ACS SECURITIES SERVICES, INC.
3988 N. CENTRAL EXPRESSWAY
BUILDING 5, 6TH FLOOR
DALLAS, TX 75204

Ladies and Gentlemen:


         The following limited partnership units (the "Units") of American Retirement Villas Properties II, a California limited partnership (the "Partnership") previously tendered to ARVP II Acquisition, L.P. ("Purchaser") pursuant to the Offer to Purchase and Consent Solicitation Statement, dated March 24, 2004, are hereby withdrawn.


                         DESCRIPTION OF UNITS WITHDRAWN
                                       AND
                         SIGNATURE OF LIMITED PARTNER(S)

         All registered or beneficial holders of Units must sign exactly as their names appear on the Partnership records and in the same manner as the signature in the previously submitted Agreement of Assignment and Transfer. See Instruction 3.

NUMBER OF UNITS WITHDRAWN:

_________________________

X                                         X
______________________________________    ______________________________________
     (Signature of Owner)                      (Signature of Joint Owner)

______________________________________    ______________________________________
          Print Name                                  Print Name

X                                         X
______________________________________    _____________________________________
(Signature of Individual if not Owner)    (Signature of Individual if not Owner)

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_________________________________________  _____________________________________
   Print Name, Capacity and Title             Print Name, Capacity and Title

Address:                                   Address:
_________________________________________  _____________________________________

_________________________________________  _____________________________________

Telephone No. (Day):                       Telephone No. (Day):
_________________________________________  _____________________________________

Telephone No. (Evening):                   Telephone No. (Evening):
_________________________________________  _____________________________________

X
_________________________________________
(Confirmation of Custodian, if applicable)

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

                           INSTRUCTIONS FOR WITHDRAWAL

                                       OF
                PREVIOUSLY TENDERED LIMITED PARTNERSHIP UNITS OF
                    AMERICAN RETIREMENT VILLAS PROPERTIES II,
                        A CALIFORNIA LIMITED PARTNERSHIP

                                       TO
                            ARVP II ACQUISITION, L.P.

         PLEASE NOTE THAT YOU MAY ONLY WITHDRAW UNITS TENDERED IF THE OFFER REMAINS OUTSTANDING.


         1. DELIVERY OF NOTICE OF WITHDRAWAL FROM THE ARVP II ACQUISITION, L.P. OFFER. If you are withdrawing Units previously tendered pursuant to the Offer to Purchase at Consent Solicitation Statement, dated March 24, 2004
(the "Offer to Purchase and Consent Solicitation Statement"), please complete, execute, detach and send in the enclosed envelope the attached Notice of Withdrawal of Previously Tendered Units of American Retirement Villas Properties II, a California limited partnership (the "Notice of Withdrawal"), to:


                            ARVP II ACQUISITION, L.P.
                        C/O ACS SECURITIES SERVICES, INC.
                           3988 N. CENTRAL EXPRESSWAY
                              BUILDING 5, 6TH FLOOR
                                DALLAS, TX 75204

         ARVP II ACQUISITION, L.P. (THE "PURCHASER") MUST RECEIVE THE NOTICE OF WITHDRAWAL PRIOR TO THE WITHDRAWAL EXPIRATION DATE SET FORTH IN THE OFFER TO PURCHASE AND CONSENT SOLICITATION STATEMENT, UNLESS PURCHASER EXTENDS THE DATE.

         2. INADEQUATE SPACE. If any space provided in the Notice of Withdrawal is inadequate, please list such additional information on a separate schedule and attach the separate schedule to the Notice of Withdrawal.

         3. SIGNATURE ON NOTICE OF WITHDRAWAL. The Notice of Withdrawal must be signed, as applicable, by the person(s) who signed the Agreement of Assignment and Transfer relating to the Offer, in the same manner as such Agreement of Assignment and Transfer was signed. The signatures must correspond exactly with the name(s) as they appear on the Partnership records. If any Units tendered pursuant to the Offer to Purchase and Consent Solicitation Statement are registered in the names of two or more joint holders, all such holders must sign, as applicable, the Notice of Withdrawal. If the Notice of Withdrawal is signed by any trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or others acting in a fiduciary capacity, such persons should so indicate when signing and must submit proper evidence of their authority to act.

         4. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to ACS Securities Services, Inc. at its address and phone number listed below. Additional copies of this Notice of Withdrawal may also be obtained from ACS Securities

                                       3

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Services, Inc.

                          ACS SECURITIES SERVICES, INC.
                           3988 N. CENTRAL EXPRESSWAY
                              BUILDING 5, 6TH FLOOR
                                DALLAS, TX 75204
                              TEL.: (866) 275-3707

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